--------------------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                             ASIAN EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
----------------------------------------------------

                                           TOTAL RETURNS(2)
                            ----------------------------------------------
                                                                 AVERAGE
                                                    AVERAGE      ANNUAL
                                                  ANNUAL FIVE     SINCE
                               YTD     ONE YEAR      YEARS      INCEPTION
                            ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A........     -28.75%    -55.41%     -12.49%       -1.01%
PORTFOLIO--CLASS B........     -28.63     -55.42         N/A       -29.81
INDEX--CLASS A............     -33.93     -55.60      -13.10        -2.27
INDEX--CLASS B............     -33.93     -55.60         N/A       -28.91

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the nine months ended September 30, 1998, the Portfolio had a total return of -28.75% for the Class A shares and -28.63% for the Class B shares compared to a total return of -33.93% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year period ended September 30, 1998, the Portfolio had a total return of -55.41% for the Class A shares and -55.42% for the Class B shares compared to -55.60% for the Index. For the five-year period ended September 30, 1998, the average annual total return for Class A was -12.49% compared to -13.10% for the Index. From inception on July 1, 1991 to September 30, 1998, the average annual total return of Class A was -1.01% compared to -2.27% for the Index. From inception on January 2, 1996 to September 30, 1998 the average annual total return of Class B was -29.81% compared to -28.91% for the Index.

The third quarter of 1998 was another difficult quarter for the Asian stock markets as the MSCI All-Country Far East Free ex-Japan Index fell 9.69%. Late in the third quarter, when the U.S. and European markets went through a particularly rough stretch, the Asian markets actually outperformed, a phenomenon not seen for some time. A number of conditions, both technical and fundamental, have coincided to create an environment in which Asia should perform well in the near-term. The following paragraphs outline these conditions, requirements for sustained performance, the key risk factors and our portfolio strategy.

Macroeconomic trends have improved in a number of the crisis countries (for example, Thailand and South Korea) as current account balances have shifted into surplus and foreign reserves have been rebuilt. Painful IMF programs stabilized and then strengthened currencies in Thailand and South Korea, at the expense of deep economic contractions. Currency stability subsequently allowed these countries to relax monetary policy. For example, Korean won corporate bond rates have fallen from 30%+ levels in December to just over 10% currently. Lower interest rates and fiscal expansion should ultimately lead to improvements in economic performance. Foreign direct investment, primarily in the form of investments in existing companies, has improved domestic liquidity, highlighted value in certain sectors and will help facilitate corporate restructuring.

One disappointing area has been the weak export performance among the Asian countries following the devaluations. Conventional economics would have suggested that exports would boom, as they did in Mexico following the 1995 devaluation. However, exports as measured in U.S. dollars have declined year-on-year in most countries due to a decline in intra-Asian trade (including trade with Japan) and declines in export prices (despite export volumes rising in most cases). Volume exports to the U.S. and Europe have actually performed reasonably well in 1998. Prices have been weak due to the number of crisis countries involved; a single devaluing country might have increased exports but region-wide competitive devaluations mitigated currency advantages. An improvement in exports would definitely speed recovery in Asia, but this is not our base case scenario. Our current strategy anticipates limited but positive export growth from Asia which, when coupled with a slow improvement in domestic consumption and government spending should, result in the first glimmer of gross domestic product growth in selected countries.

In the countries most severely impacted by the Asian financial crisis, bank recapitalization and corporate debt restructuring are necessary to sustain strong market performance. In Korea, Thailand, Malaysia and Indonesia, banks are the key financial intermediaries yet they are saddled with massive non-performing loan portfolios. As Japan has demonstrated, insolvent banks are unable to intermediate loans regardless of how low interest rates may be. Bank recapitalization programs will include government financed capital injections, schemes to transfer bad loans into separate vehicles and incentives to encourage foreign and domestic capital injections. The Koreans are probably furthest along in their bank recapitalization; the Thai government has designed a sensible plan but implementation will take time. Banks also need strengthened bankruptcy and foreclosure laws to force large corporate borrowers to restructure their debt. Passage of a foreclosure law, probably in January, will be a key milestone for the Thai market. Foreign banks will also have to forgive some debt as part of this debt restructuring process. In general, we expect Thailand and South Korea, which have been most diligent in complying with the IMF reforms, to achieve the needed restructuring more quickly than Indonesia whose truculence with the IMF has delayed progress.

We continue to believe that asset price corrections are not over in Hong Kong and that the key service sectors of finance and port services continue to face difficult conditions. Costs of doing business in Hong Kong, such as container handling charges at the port, are very high by regional standards yet volumes are weak. Deflationary forces remain strong due to the strength of the Hong Kong dollar relative to regional currencies. We do not expect currency devaluation but we do expect an extended recession, outright price deflation and persistent high interest rates. Recent yen strength has reduced pressure on the currency and should lead to lower rates. Given this development we have increased our property and finance exposure, but we remain underweight those sectors and the market.

We have maintained an overweight position in Taiwan with an emphasis on technology stocks for most of the year. These positions were based on bottom-up work at the individual company level; we met impressive, professional management teams with tangible business plans who manufacture strong, niche products with good growth prospects. While these positions have outperformed year-to-date, the technology sector has recently suffered relatively from downward revisions of expectations of global demand. We are vigilantly monitoring these companies for signs of erosion in their operating performance but currently believe that we hold a technology portfolio which should outperform.

In the second quarter quarter we expressed our reservations about growth in China. Short-term growth prospects have improved due to heavy government spending on infrastructure. It is now likely that the government will report gross domestic product growth numbers near its target for the year. Unfortunately, due to this short-term obsession with growth the government has postponed its state-owned enterprise, bank and housing reforms proposed in the first quarter. These reforms would have placed long-term growth on a more sustainable, higher quality level but would have reduced growth in the short run. In addition, prices are deflating in China whether measured on a consumer or producer price basis. Interest rate cuts have not kept pace with deflation; real rates have consequently remained high despite several cuts this year. Given capital flight and nominal rates near U.S. dollar rates, it is difficult for the Chinese to cut rates faster than the Fed. It is unlikely that a mix of state sponsored growth and high real rates will be conducive to earnings prospects of most listed Chinese companies. We continue, however, to closely monitor individual Chinese companies, regularly meeting with management and reviewing financial statements to maintain our research base on the best Chinese companies. China's actions during the Asian crisis have furthered its economic leadership of the region, and its companies still benefit from cheap labor and an immense domestic market. When the macro-economic situation stabilizes, we will be in a position to quickly accumulate the Chinese companies likely to lead growth in the world's largest market.

Malaysia has chosen to opt out of the conventional IMF remedies for the financial crisis and has implemented capital controls while pursuing its own solutions. Malaysia has a very large stock of internal debt and had followed a "shadow IMF" program of tight money and tight fiscal policy in the first half of 1998. These policies proved to be very painful and during the summer the government began to ease monetary policy. When this easing led to ringgit weakness, the government imposed capital controls and adopted a policy of aggressive monetary and fiscal expansion. These policies would have accelerated ringgit weakness if the currency were tradable. The capital controls have frozen foreign portfolio investors in Malaysia for at least a one-year holding period. In this environment, we have focused on companies with the strongest market positions or franchises, preferably with some dividend support.

Risk factors faced by the markets throughout the region include a potential U.S. economic slowdown, which would hurt exports to the U.S., a continued global credit contraction, which could inhibit debt refinancing or limit the financing of future growth, and a resumption of yen weakness, which could increase volatility in non-Japan Asian currencies. Upside surprises could include a successful recapitalization of Japanese banks or a strong economic recovery in Japan, which would drive non-Japan Asian exports to Japan.

Year-to-date we have run a fairly defensive portfolio, emphasizing consumer and technology companies and utilities while limiting our exposure to banks and property stocks. While banking and property troubles are not yet behind us, enough positive trends are forming that we have begun to increase our bank and property positions selectively. We are focusing more of our research time and company visits on names that should benefit from lower interest rates and corporate or financial restructuring. We believe that 1999 will present us with the opportunity to invest in a number of corporate recapitalizations across the crisis economies and we want to make sure that we have identified the right franchises in advance.

Timothy D. Jensen
PORTFOLIO MANAGER

Vinod Sethi
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------
COMMON STOCKS (97.6%)
  HONG KONG (25.5%)
   320,500   CLP Holdings Ltd.                                  $  1,563
    24,000   HSBC Holdings plc                                       440
   824,200   Hong Kong & China Gas Co., Ltd.                       1,011
   373,500   Hong Kong Electric Holdings Ltd.                      1,285
   774,200   Hong Kong Telecommunications Ltd.                     1,524
   305,400   Hutchison Whampoa Ltd.                                1,608
   748,000   Li & Fung Ltd.                                        1,207
   236,000   Smartone Telecommunications                             644
   151,000   Swire Pacific Ltd., Class A                             475
   397,000   Television Broadcasts Ltd.                            1,014
   150,000   VTech Holdings Ltd.                                     598
                                                                --------
                                                                  11,369
                                                                --------
  INDIA (9.3%)
    24,300   Ashok Leyland Ltd.                                       14
   104,500   Bharat Heavy Electricals Ltd.                           693
        50   Castrol (India) Ltd.                                      1
    31,000   Container Corp. of India Ltd.                           256
    49,300   Hero Honda Motors Ltd.                                  742
    20,700   Housing Development Finance Corp., Ltd.               1,180
    62,500   Nestle India Ltd.                                       634
     8,600   Punjab Tractors Ltd.                                    166
    28,150   Reckitt & Coleman of India Ltd.                         224
        50   State Bank of India                                      --
       350   T.V.S. Suzuki Ltd.                                        5
        80   Tata Engineering & Locomotive Co., Ltd.                  --
     6,500   Tata Infotech Ltd.                                      219
                                                                --------
                                                                   4,134
                                                                --------
  INDONESIA (2.2%)
    64,500   Bat Indonesia                                            90
   613,500   Gudang Garam                                            328
 3,711,000   Mayora Indah                                            104
   272,400   Unilever Indonesia                                      461
                                                                --------
                                                                     983
                                                                --------
  KOREA (9.9%)
     8,330   Hankuk Glass Industry Co., Ltd.                         114
    26,220   Korea Electric Power Corp.                              364
    17,930   Nong Shim Co., Ltd.                                     709
    20,750   Pohang Iron & Steel Co., Ltd.                           809
     4,417   S1 Corp.                                                511
       299   SK Telecom Co., Ltd.                                    138

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------
    46,553   Samsung Electronics Co.                            $  1,272
     2,500   Samsung Fire & Marine Insurance Co.                     485
                                                                --------
                                                                   4,402
                                                                --------
  MALAYSIA (6.3%)
   120,000   Amway (Malaysia) Holdings Bhd                           173
   108,000   Carlsberg Brewery Malaysia Bhd                          211
   141,000   Esso Malaysia Bhd                                        89
   299,000   Guinness Anchor Bhd                                     196
   326,000   Hap Seng Consolidated Bhd                               171
   252,000   Nestle (Malaysia) Bhd                                   816
   763,000   R.J. Reynolds Bhd                                       527
   131,000   Rothmans of Pall Mall (Malaysia) Bhd                    512
    75,000   Shell Refining Co. (Malaysia) Bhd                        65
    20,000   Telekom Malaysia Bhd                                     29
                                                                --------
                                                                   2,789
                                                                --------
  PAKISTAN (1.6%)
    43,300   Lever Brothers Pakistan Ltd.                            608
    33,400   Shell Pakistan Ltd.                                     114
                                                                --------
                                                                     722
                                                                --------
  PHILIPPINES (3.4%)
   299,300   La Tondena Distillers, Inc.                              67
 3,089,700   Music Corp.                                              83
    12,715   Philippine Long Distance Telephone Co.                  268
 4,096,500   SM Prime Holdings, Inc.                                 506
   448,550   San Miguel Corp., Class B                               579
                                                                --------
                                                                   1,503
                                                                --------
  SINGAPORE (10.9%)
   611,000   Natsteel Electronics Ltd.                             1,340
    94,000   Singapore Airlines Ltd. (Foreign)                       515
   855,000   Singapore Technologies Engineering Ltd.                 821
   438,000   Singapore Telecommunications Ltd.                       732
   192,200   United Overseas Bank Ltd. (Foreign)                     561
   292,000   Venture Manufacturing (Singapore) Ltd.                  900
                                                                --------
                                                                   4,869
                                                                --------
  TAIWAN (23.3%)
   263,750   Asustek Computer, Inc.                                1,837
   136,000   China Development Corp.                                 241
   624,118   Compal Electronics, Inc.                              1,848

                                                                 VALUE
  SHARES                                                         (000)
----------                                                      --------

  TAIWAN (CONTINUED)

   164,560   Compeq Manufacturing Co., Ltd.                     $    955
   229,000   Delpha Construction Co., Ltd.                           247
 1,452,477   Far East Textile Ltd.                                   881
   389,520   Hon Hai Precision Industry                            1,730
   173,060   Kuoyang Construction                                    254
   620,688   Siliconware Precision Industries Co.                    897
   775,850   Taiwan Semiconductor Manufacturing Co.                1,486
                                                                --------
                                                                  10,376
                                                                --------
  THAILAND (5.2%)
    52,000   Advanced Info Service PCL (Foreign)                     297
   156,200   BEC World PCL (Foreign)                                 742
    42,900   Delta Electronics (Thailand) PCL (Foreign)              247
   529,200   Eastern Water Resources Development & Management
              PCL (Foreign)                                          589
    39,500   Grammy Entertainment PCL (Foreign)                      121
    20,000   GSS Array Technology PCL (Foreign)                       38
    33,200   PTT Exploration & Production PCL (Foreign)              292
                                                                --------
                                                                   2,326
                                                                --------
TOTAL COMMON STOCKS (Cost $54,610)                                43,473
                                                                --------

  NO. OF
  RIGHTS
----------
RIGHTS (0.0%)
  TAIWAN (0.0%)
       520   Asustek Computer, Inc.,
              expiring 10/19/98                                       --
    16,810   Delpha Construction Co., Ltd.,
              expiring 10/16/98                                        1
                                                                --------
TOTAL RIGHTS (Cost $0)                                                 1
                                                                --------
TOTAL FOREIGN SECURITIES (97.6%) (Cost $54,610)                   43,474
                                                                --------

   FACE
  AMOUNT                                                         VALUE
  (000)                                                          (000)
----------                                                      --------
FOREIGN CURRENCY (1.4%)
HKD    181   Hong Kong Dollar                                   $     23
INR 21,156   Indian Rupee                                            499
MYR    137   Malaysian Ringgit                                        33
PKR    576   Pakistan Rupee                                           11
PHP    913   Philippines Peso                                         21
KRW 21,848   South Korean Won                                         16
TWD    427   Taiwan Dollar                                            12
                                                                --------
TOTAL FOREIGN CURRENCY (Cost $617)                                   615
                                                                --------
TOTAL INVESTMENTS (99.0%) (Cost $55,227)                          44,089
                                                                --------

OTHER ASSETS AND LIABILITIES (1.0%)
  Other Assets                                                    14,298
  Liabilities                                                    (13,838)
                                                              ----------
                                                                     460
                                                              ----------
NET ASSETS (100%)                                             $   44,549
                                                              ----------
                                                              ----------

CLASS A:
--------
NET ASSETS                                                    $   43,652
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,782,911 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                      $     6.44
                                                                   -----
                                                                   -----

CLASS B:
--------
NET ASSETS                                                    $      897
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 139,382 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                             $     6.43
                                                                   -----
                                                                   -----

------------------------------

PCL  --  Public Company Limited
Foreign -- Prior governmental approval for foreign investments may be required under certain circumstances.